Victory Portfolios

Victory Diversified Stock Fund	Victory Strategic Allocation Fund
Victory INCORE Fund for Income	Victory Sycamore Established Value Fund
Victory INCORE Investment Grade Convertible Fund	Victory Sycamore Small Company Opportunity Fund
Victory Special Value Fund	Victory THB US Small Opportunities Fund

(the "Funds")

Supplement dated June 1, 2023

to the Statement of Additional Information dated November 1, 2022, as supplemented ("SAI")

The following disclosure hereby replaces the second paragraph in its entirety under Recent Market Conditions and Events under the section titled INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS on pages 28-29 of the Funds' SAI.

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or "debt ceiling"), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments.

Victory Portfolios
Victory INCORE Total Return Bond Fund	Victory Munder Mid-Cap Core Growth Fund
Victory Integrity Discovery Fund	Victory Munder Multi-Cap Fund
Victory Integrity Mid-Cap Value Fund	Victory S&P 500 Index Fund
Victory Integrity Small/Mid-Cap Value Fund	Victory Trivalent International Fund – Core Equity
Victory Integrity Small-Cap Value Fund	Victory Trivalent International Small-Cap Fund
(the "Funds")

Supplement dated June 1, 2023

to the Statement of Additional Information dated November 1, 2022, as supplemented ("SAI")

The following disclosure hereby replaces the second paragraph in its entirety under Recent Market Conditions and Events under the section titled INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS on page 32 of the Funds' SAI.

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or "debt ceiling"), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds' investments.